UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 4, 2005 (February 1, 2005)

REGENERON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

New York	0-19034	No. 13-3444607

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York	10591-6707

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (914) 347-7000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 1, 2005, the United States District Court for the Southern District of New York denied the Company’s motion to dismiss the consolidated amended complaint in the previously disclosed purported class action securities lawsuit first commenced against the Company and certain of its officers and directors in May 2003. The Company believes that the lawsuit is without merit and intends to continue to defend the action vigorously.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENERON PHARMACEUTICALS, INC.

Dated:	February 4, 2005	By:	/s/ Stuart Kolinski

Stuart Kolinski Vice President and General Counsel